SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

     Filed by the registrant  |X|

     Filed by a party other than the registrant |_|

     Check the appropriate box:

     |X| Preliminary proxy statement      |_|   Confidential, for Use of the
                                                Commission Only
                                                (as permitted by Rule
     |_| Definitive proxy statement
         14a-6(e)(2))

     |_| Definitive additional materials

     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE VICTORY VARIABLE INSURANCE FUNDS

               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No Fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5)    Total fee paid:

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

    Important Information to Help You Understand the Proposals on Which You
                            Are Being Asked to Vote

            Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals, please call your participating insurance company. We appreciate the confidence you have placed in The Victory Variable Insurance Funds and look forward to helping you achieve your financial goals through investment in The Victory Variable Insurance Funds.



What proposals am I being asked to vote on?

            You are being asked to vote on the following proposals:

                  1.    The election of ten Trustees; and
                  2.    A Rule 12b-1 Distribution and Service Plan.


Has the Board of Trustees approved the Proposals?

            Yes. The Board of The Victory Variable Insurance Funds unanimously approved, on behalf of each of the Funds in the Trust, these shareholder meeting proposals on October 22, 2002, and recommends that you vote to approve each proposal.


Why are The Victory Variable Insurance Funds having a Shareholder Meeting?

            The Board of Trustees of the Trust has approved a Rule 12b-1 Distribution and Service Plan on behalf of each of the Funds. To implement the Plan, it must be approved by shareholders.


What are the benefits of having a Rule 12b-1 Distribution and Service Plan?

            The fees payable under the Plan are likely to facilitate marketing efforts for, and increase the distribution potential and availability of each Fund. Potentially, the operation of a Plan could result in the retention of assets and additional sales of Fund shares, thereby increasing assets. The Funds could benefit from expense reductions due to economies that could result from a larger asset base. A larger asset base also allows for more flexibility in managing the investments of a portfolio and can allow the portfolio manager to diversify the portfolio more effectively.


Will the fees and expenses of The Victory Variable Insurance Funds increase?

            Though the Rule 12b-1 Distribution and Service Plan provides for additional expenses to be charged to the Funds, each Fund's net operating expenses will be contractually maintained at levels existing prior to the addition of the 12b-1 Distribution and Service fee until at least April 30, 2004.

When will the Rule 12b-1 Distribution and Service Plan take effect?

            The Plan will become effective immediately upon shareholder approval or shortly after the date of the Special Meeting of Shareholders.


What will happen if the shareholders do not approve the Rule 12b-1 Distribution and Service Plan?

            The Trustees believe that should the Plan not be approved the Funds will not be able to attract and retain sufficient assets through insurance companies and their variable contract owners, shareholder expenses would increase. In addition, decreases in assets would result in less investment flexibility and diversification than a fund with larger asset base.


Why am I being asked to elect Trustees?

            Certain regulations require that a majority of trustees be elected by shareholders. New trustees cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless, after the appointments, at least two-thirds of the trustees have been elected by shareholders. Because the Shareholder Meeting is being held to consider the Rule 12-1 Distribution and Service Plan, the Board of Trustees believed it appropriate to have shareholders elect Trustees at the same meeting so as to avoid the expense of a future meeting to elect Trustees. All members of the current Board of Trustees will stand for election at this Special Meeting of shareholders.


When will the Shareholder Meeting be held?

            A Shareholder Meeting will be held on December 20, 2002.


I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

            This is not a duplicate  proxy.  You must  complete  and sign each
            instruction   card   provided   to  you  and  return  it  to  your
            participating insurance company.


How do I vote my shares?

            You can vote your shares by completing and signing the enclosed instruction card(s), and mailing it in the enclosed postage paid envelope to your participating insurance company. Your participating insurance company, as the shareholder of record, will vote your shares as you have instructed. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call you participating insurance company. Please consult your prospectus or see page 2 of the Proxy Statement for information on how to contact your participating insurance company.

      PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE SECURITIES AND
                               EXCHANGE COMMISSION


                      THE VICTORY VARIABLE INSURANCE FUNDS

                             Diversified Stock Fund
                          Investment Quality Bond Fund
                         Small Company Opportunity Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2002

      The Victory Variable Insurance Funds (the "Trust") will host a Special Meeting of Shareholders on December 20, 2002 at 8:30 a.m., Eastern Time, as may be adjourned from time-to-time. This will be a meeting for the shareholders of Diversified Stock Fund, Investment Quality Bond Fund and Small Company Opportunity Fund (the "Funds"), each an investment portfolio of the Trust. The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio. At the Special Meeting, we will ask shareholders to vote on:

          1.   A proposal to elect ten Trustees.

          2.   A proposed Rule 12b-1 Distribution and Service Plan.

          3.   Any other business properly brought before the meeting.

      Any shareholder who owned shares of the Funds on November 15, 2002 (the "Record Date") will receive notice of the meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting. Variable annuity contract and variable life insurance policy owners will be requested to provide voting instructions on the proposals to their insurance companies in accordance with their contracts or policies. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:      November 25, 2002
                                          By Order of the Board of Trustees


                                          Jay G. Baris, Assistant Secretary
                                          3435 Stelzer Road
                                          Columbus, Ohio 43219

                             YOUR VOTE IS IMPORTANT!
             PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL
                         SOLICITATIONS BY VOTING TODAY!

      PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE SECURITIES AND
                               EXCHANGE COMMISSION


                      THE VICTORY VARIABLE INSURANCE FUNDS

                             Diversified Stock Fund
                          Investment Quality Bond Fund
                         Small Company Opportunity Fund


                         SPECIAL MEETING OF SHAREHOLDERS

                                December 20, 2002

                                 PROXY STATEMENT

                                  INTRODUCTION
                                  ------------

      This is a Proxy Statement for The Victory Variable Insurance Funds (the "Trust") on behalf of its investment portfolios Diversified Stock Fund, Investment Quality Bond Fund and Small Company Opportunity Fund (the "Funds"). The Trustees of the Trust are soliciting proxies for a Special Meeting of Shareholders to approve proposals that have already been approved by the Trustees. For the election of Trustees, shareholders of each Fund will vote together. For the proposal relating to the Rule 12b-1 Distribution and Servicing Plan, shareholders of each Fund will vote separately. We've divided the Proxy Statement into five parts:

        Part 1-- An Overview begins on page 2
        Part 2-- Your Fund's Proposals begins on page 2
        Part 3-- More on Proxy Voting and Shareholder Meetings begins on page 14
        Part 4-- Trust Information begins on page 16
        Part 5-- Form of Rule 12b-1 Distribution and Service Plan begins on page 18

      You should read the entire Proxy Statement before voting. As a contract or policy owner, you have received a copy of this Proxy Statement with a request for instructions. Should you have any questions, you should direct them to your participating insurance company.

      We will begin mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about November 25, 2002.

      The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

      The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call your participating insurance company. (Nationwide Life Insurance Company, One Nationwide Plaza, RR1-04-F4, Columbus, OH 43215 1-800-848-6331 or TDD 1-800-238-3035. Hartford
HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085 1-800-862-6668.)


PART 1 - AN OVERVIEW

      The Board of Trustees of the Trust has sent you this Proxy Statement to ask for your vote on two proposals affecting your Fund. The Trust will hold a Special Meeting of Shareholders on December 20, 2002 at 8:30 a.m., Eastern Time, as may be adjourned from time-to-time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

      The Board of Trustees has fixed the close of business on November 15, 2002 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PART 2 - YOUR FUND'S PROPOSALS

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

      For election of Trustees at the Special Meeting, the Board of Trustees has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until his or her successor has been elected and qualified. All of the Nominees are presently Trustees of the Trust. If by your voting instructions you authorize your insurance company to grant authority to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Trustees, or the Board may reduce the number of Trustees as provided in the Trust's By-Laws. Any other Nominee or Nominees who would serve as a Trustee who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")
("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board of Trustees. The Trust knows of no reason why any of the Nominees listed below would be unable to serve if elected.

Background

      The Board of Trustees of the Trust currently consists of 10 Trustees, seven of whom have been elected by shareholders. The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the trustees have been elected by shareholders. To ensure that the Board of Trustees retains the greatest flexibility to fill vacancies should any occur, you are being asked to elect the current Trustees.

Nominees for election to the Board of Trustees

      The nominees for election to the Board of Trustees are:

            o  Nigel D. T. Andrews
            o  Frankie D. Hughes
            o  Lyn Hutton
            o  Eugene J. McDonald
            o  Dr. Thomas F. Morrissey
            o  Roger Noall
            o  Karen F. Shepherd
            o  Frank A. Weil
            o  Donald E. Weston
            o  Leigh A. Wilson

      The following tables summarize information about the Trustees, their positions with the Trust, and their principal occupations. Each Trustee oversees three portfolios in the Trust and, except for Mr. Weil, holds the same position with The Victory Portfolios, a registered investment company comprised of 33 portfolios which, together with the Trust make up the Victory Family of Funds. Although Mr. Weil is an Independent Trustee of the Trust, he is not an Independent Trustee of The Victory Portfolios. There is no defined term of office, and each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. Retirement is mandatory when a Trustee reaches the age of 75. Any Trustee who reaches the age of 72 is no longer eligible for re-election. The address for each Trustee is c/o The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, OH 43219.


                       Position(s)
                          Held
                          with      Length                              Other
                          the       of Time   Principal Occupation   Directorships Held
Name and Age             Trust      Served     During Past 5 Years   in Public Companies
------------           -------     --------   ------------------     -------------------

Trustees Considered to be "Interested Persons"
----------------------------------------------

Roger Noall, 67*       Chair       Chair      Retired (since         Alleghany Corporation
                       and         and        February 2000);        (since 1996),and
                       Trustee     Trustee    Executive (1997-2000), Elite Information
                                   since      Senior Executive       Systems, Inc.(since
                                   February   Vice President and     1996).
                                   20, 1998.  Chief Administrative
                                              Officer (1994-1996),
                                              General Counsel  and
                                              Secretary (1995-1996),
                                              KeyCorp.

                                     -3-

                       Position(s)
                          Held
                          with      Length                              Other
                          the       of Time   Principal Occupation   Directorships Held
Name and Age             Trust      Served     During Past 5 Years   in Public Companies
------------           -------     --------   ------------------     -------------------

Donald E. Weston, 67*  Trustee     Trustee    Retired  (since  March None
                                   since      2000);        Chairman
                                   January    (1998-          2000),
                                   1, 1999.   Gradison      McDonald
                                              Investments,         a
                                              division  of  McDonald
                                              Investments      Inc.;
                                              Chairman
                                              (1991-October   1998),
                                              Gradison  Division  of
                                              McDonald   &   Company
                                              Securities,  Inc.  and
                                              Director,  McDonald  &
                                              Company    Investments
                                              Inc.

Independent Trustees
--------------------

Nigel D. T. Andrews,   Trustee     Trustee    Retired  (since 2001); Great Lakes  Chemical
55                                 since      Managing   Director    (since      September
                                   August     (2000-2001), Internet  2000) and Old  Mutual
                                   7, 2002.   Capital Group plc      (since    June
                                              (venture     capital); 2002).
                                              Executive Vice
                                              President(1993-2000),
                                              GE Capital (financial
                                              services);

Frankie D. Hughes, 49  Trustee     Trustee    Principal   and  Chief None
                                   since      Investment     Officer
                                   January    (since  1993),  Hughes
                                   1, 2000.   Capital    Management,
                                              Inc.   (fixed   income
                                              asset management).

Lyn Hutton, 52         Trustee     Trustee    Vice  President  and   Chittenden Corp.
                                   since      Chief     Financial    (since 1995).
                                   March 4,   Officer,   John  D.  &
                                   2002.      Catherine           T.
                                              MacArthur   Foundation
                                              (grant  making);  Vice
                                              President          and
                                              Treasurer
                                              (1990-1998),
                                              Dartmouth College.

Eugene J. McDonald, 69 Trustee     Trustee    Principal  and  Chief  Flag  Funds   Complex
                                   since      Investment  Officer,   (26       portfolios)
                                   February   Quellos      Private   (since         1991);
                                   20, 1998.  Capital Markets, LLC;  National     Commerce
                                              Executive      Vice    Financial       Corp.
                                              President    (since    (since   July  2000);
                                              1990),   Office    of  Red Hat, Inc.  (since
                                              Investment   Counsel,  July  2000);   Incara
                                              Duke     University;   Pharmaceuticals
                                              President   and  CEO   (since June 2001).
                                              (1990-   2000),   Duke
                                              Management Company.

Dr. Thomas F.          Trustee     Trustee    Professor       (since None
Morrissey, 68                      since      1970),     Weatherhead
                                   February   School of  Management,
                                   20, 1998.  Case  Western  Reserve
                                              University;  Associate
                                              Dean  (1989 to  1995),
                                              Weatherhead  School of
                                              Management.



                                     -4-

                       Position(s)
                          Held
                          with      Length                              Other
                          the       of Time   Principal Occupation   Directorships Held
Name and Age             Trust      Served     During Past 5 Years   in Public Companies
------------           -------     --------   ------------------     -------------------

Karen F. Shepherd, 61  Trustee     Trustee    Member  (since  1996), None
                                   since      Shepherd   Properties,
                                   August     LC     and     Vincent
                                   7, 2002.   Shepherd  Investments,
                                              LC    (real     estate
                                              investments);     U.S.
                                              Executive     Director
                                              (1996-2002),  European
                                              Bank               for
                                              Reconstruction       &
                                              Development;
                                              Director,     Majority
                                              Council   (since   May
                                              2002),   Emily's  List
                                              (political      action
                                              committee).

Frank A. Weil, 70      Trustee     Trustee    Chairman        (since None
                                   since      1984),     Abacus    &
                                   February   Associates,       Inc.
                                   20, 1998.  (private    investment
                                              firm).


Leigh A. Wilson, 57    Liaison     Trustee    Founder,  Chairman and None
                       Trustee     since      Chief        Executive
                                   February   Officer  (since 1989),
                                   20, 1998.  New   Century    Care,
                                              Inc.  (formerly  known
                                              as           Glenleigh
                                              International
                                              Limited)     (merchant
                                              bank);           Chief
                                              Executive      Officer
                                              (since   2001),    The
                                              Kenning      Institute
                                              (developer  of  health
                                              programs);    Director
                                              (since          1981),
                                              Chimney Rock  Vineyard
                                              and    Chimney    Rock
                                              Winery.

* Messrs. Noall and Weston are "interested persons" of the Trust by reason of their prior relationships with KeyCorp or its affiliates and their ownership of KeyCorp securities.

Information about the Board of Trustees

      The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Mr. Weston (Chair), Mr. Andrews, Mr. McDonald (Vice Chair) and Ms. Shepherd. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation. The members of the Business and Legal Committee are Mr. Wilson (Chair), Ms. Hughes (Vice Chair), Ms. Hutton, Dr. Morrissey and Mr. Weil. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures). The members of the Audit Committee are Ms. Hughes (Chair), Ms. Hutton, Dr. Morrissey and Mr. Wilson. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Board Process and Nominating Committee consists of Mr. McDonald (Chair), Mr. Andrews, Ms. Hughes, Ms.

Hutton, Dr. Morrissey, Ms. Shepherd and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board of Trustees the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board of Trustees. The Committee generally will not consider nominee recommendations from Fund shareholders.

      During the fiscal year ended December 31, 2001, the Board of Trustees held five meetings. Each Committee held four meetings.

      The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Victory Family of Investment Companies** as of October 31, 2002, are as follows:


                       Dollar Range of       Aggregate Dollar Range of Equity
                            Equity          Securities Held in All Registered
                       Securities Held  Investment Companies Overseen by Trustee
     Name of Trustee     in the Funds       in Family of Investment Companies
     ---------------   ---------------  ---------------------------------------

Roger Noall                  None                     Over $100,000
Donald E. Weston             None                     Over $100,000
Nigel D. T. Andrews          None                          None
Leigh A. Wilson              None                          None
Frankie D. Hughes            None                          None
Lyn Hutton                   None                          None
Eugene J. McDonald           None                     Over $100,000
Thomas F. Morrissey          None                   $50,001 - $100,000
Karen F. Shepherd            None                      $1 - $10,000
Frank A. Weil                None                   $50,001 - $100,000


   * Some or all of the securities included may be held in a deferred compensation plan but are not considered beneficially owned by the Trustee.
   ** "Family of  Investment  Companies"  includes  the Trust and The  Victory
      Portfolios.

      No Independent Trustee and no immediate family member of any Independent Trustee owns beneficially or of record an interest in Victory Capital Management Inc. (the "Adviser") or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Remuneration of Trustees

      Each Trustee receives an annual fee of $2,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($500 in person and $250 per telephonic meeting).

      The following table indicates the compensation received by each Trustee from the Trust and the Victory "Fund Complex"* for the fiscal year ended December 31, 2001.

                        Aggregate                                     Total
                       Compensation   Pension or                  Compensation
                         From The     Retirement                  From Victory
                         Victory       Benefits      Estimated        "Fund
                        Variable      Accrued As       Annual       Complex"
                        Insurance    Part of Fund  Benefits Upon    Paid to
Name of Trustee           Funds        Expenses      Retirement     Trustee
---------------        ------------  -----------   ------------  -------------

Roger Noall               $4,975          -0-           -0-          $48,975
Donald E. Weston          $4,975          -0-           -0-          $48,975
Nigel D. T. Andrews**       $0            -0-           -0-            $0
Harry Gazelle***          $4,975          -0-           -0-          $48,975
Frankie D. Hughes         $4,975          -0-           -0-          $48,975
Lyn Hutton****              $0            -0-           -0-            $0
Eugene J. McDonald        $4,975          -0-           -0-          $48,975
Thomas F. Morrissey       $4,975          -0-           -0-          $48,975
Karen F. Shepherd**         $0            -0-           -0-            $0
Frank A. Weil             $4,975          -0-           -0-          $48,975
Leigh A. Wilson           $4,975          -0-           -0-          $57,975

* There are currently 30 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated.
**    Mr. Andrews and Ms. Shepherd became Trustees effective August 7, 2002.
***   Dr. Gazelle retired as of November 16, 2002.
****  Ms. Hutton became a Trustee effective March 4, 2002.

Required vote

      Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

Does the Board of Trustees recommend the election of these Nominees to the Board of Trustees of the Trust?

      Yes. The Board of Trustees recommends that shareholders vote to elect the Nominees to continue their terms as Trustees.

                                  PROPOSAL 2
               APPROVE RULE 12B-1 DISTRIBUTION AND SERVICE PLAN

Background

      On October 21 and 22, 2002, the Board of Trustees of the Trust met to consider, among other things, the adoption of a Rule 12b-1 Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The

Plan, as more fully described below, was approved by a majority of the Trustees voting in person, including the Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (the "Qualified Trustees"). The Trustees recommended that the shareholders of each Fund approve the Plan. A copy of the Plan is included with this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the Plan. In approving the Plan, the Trustees determined that the fees payable under the Plan are likely to facilitate marketing efforts for, and increase the distribution potential and availability of, each Fund, resulting in the sale of the Fund's shares. There can be no assurance, however, that any Fund will achieve these goals.

      If the Plan is approved by the shareholders, it is contemplated that it will become effective immediately or shortly after the date of the Special Meeting. The Plan may be continued annually after its effective date, provided that such continuance is specifically approved by the Board of Trustees, including a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for that purpose. So long as the Plan remains in effect, the selection and nomination of the Independent Trustees for the Trust shall be committed to the discretion of the Independent Trustees then in office. In addition, during this period, any legal counsel to the Independent Trustees shall be an independent legal counsel.

Description of the Plan

      Shares of the Funds are sold to life insurance companies (each a "Life Company" and, collectively, "Life Companies") for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as "Variable Contracts"). The Plan allows each Fund to pay to the Distributor distribution and service fees to finance the Distributor's activities relating to the shares of the Funds. These activities, which are principally intended to result in the sale of the Funds' shares or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Funds and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, include but are not limited to:

      a)    providing  incentives and  compensation to the  Distributor,  Life
            Companies and financial intermediaries that make the Fund available to prospective or existing Variable Contract owners or who provide personal services to Variable Contract owners who fund their Variable Contracts with shares of the Fund;

      b)    providing   administrative   support   services  to  the  Fund  in
            connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts;

      c) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares;

      d) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners;

      e) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations;

      f)    training   sales   personnel  of  Life   Companies  and  financial
            intermediaries regarding the Fund; and

      g)    financing  any  other  activity  that  the  Board   determines  is
            primarily intended to result in the sale of Fund shares and support of services relating to those shares.

      It is anticipated that providing the activities and services described above will open new distribution channels for the Funds, thus making them available as an attractive investment alternative in a competitive market. The potential for increased sales and the retention of existing assets could result in the Funds acquiring larger asset bases which, in turn, allow for more efficient management and the possibility of lower expenses through economies of scale.

      The Plan provides that each Fund will pay the Distributor a fee at the annual rate of 0.25% of each Fund's average daily net assets as compensation for its service. While the addition of the distribution and service fee would increase each Fund's total operating expenses, the Adviser has contractually agreed to waive its management fees and to reimburse expenses until April 30, 2004 at the earliest, as allowed by law, so that net operating expenses (excluding certain items) do not exceed current net operating expenses of each Fund after voluntary waivers and reimbursements by the Adviser, which are 1.50%, 1.60%, and 1.50% for Diversified Fund, Investment Quality Bond Fund, and Small Company Opportunity Fund, respectively. Accordingly, as described in the table below, while the Plan provides for additional expenses to be charged to the Funds, each Fund's net operating expenses will not increase from its current level until April 30, 2004 at the earliest.



-------------------------------------------------------------------------------
                        Annual Fund Operating Expenses
                        (deducted from Fund assets)(1)
-------------------------------------------------------------------------------
                                          Investment                 Small       Small
                             Diversified   Quality     Investment   Company      Company
                 Diversified   Fund         Bond        Quality   Opportunity Opportunity
                    Fund        Pro         Fund        Bond Fund    Fund       Fund Pro
                   Current     Forma       Current     Pro Forma    Current      Forma
                 Expenses(2)  Expenses(3) Expenses(2) Expenses(3) Expenses(2) Expenses(3)
------------------------------------------------------------------------------------------
Management Fees    0.30%        0.30%      0.20%         0.20%        0.30%       0.30%
------------------------------------------------------------------------------------------
Distribution
and Service
(12b-1) Fees                    0.25%                    0.25%                    0.25%
------------------------------------------------------------------------------------------
Other Expenses     1.20%        1.20%     3.86%          3.86%        3.21%       3.21%
------------------------------------------------------------------------------------------
Total Fund
Operating
Expenses           1.50%(4)     1.75%     4.06%(4)       4.31%        3.51%(4)    3.76%
------------------------------------------------------------------------------------------
Fee Waiver                      0.25%                    2.71%                    2.26%
------------------------------------------------------------------------------------------
Net Expenses                    1.50%(5)                 1.60%(5)                 1.50%(5)
------------------------------------------------------------------------------------------

(1) This table of annual fund operating expenses does not reflect insurance company separate account expenses, including any sales charges that may be imposed by a participating insurance company.
(2) Current expenses are as of October 31, 2002.
(3) Pro forma expenses reflect expenses of each Fund upon the implementation of the Distribution and Service Plan.
(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain item) of the Class A shares of the Diversified Fund, Investment Quality Bond Fund, and Small Company Opportunity Fund do not exceed 1.50%, 1.60% and 1.50%, respectively, for any period during which this waiver or reimbursement is in effect. These waivers/reimbursements may be terminated at any time.
(5) The Adviser has contractually agrees to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain item) of the Class A shares of the Diversified Fund, Investment Quality Bond Fund, and Small Company Opportunity Fund do not exceed 1.50%, 1.60% and 1.50%, respectively, until April 30, 2004.

      Example

      This Example is intended to help you compare the cost of investing in the Class A shares of either either Diversified Fund, Investment Quality Bond Fund, or Small Company Opportunity Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in any of the Funds for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
Diversified Fund                           1 Year    3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
  Costs based on current expenses as of     $153      $474     $818     $1,791
  November 15, 2002
--------------------------------------------------------------------------------
  Costs based on pro forma expenses*        $153      $474     $818     $1,791
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Quality Bond Fund
--------------------------------------------------------------------------------
  Costs based on current expenses as of     $408      $1,010   $1,874   $4,105
  November 15, 2002
--------------------------------------------------------------------------------
  Costs based on pro forma expenses*        $163      $1,010   $1,874   $4,105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Company Opportunity Fund
--------------------------------------------------------------------------------
  Costs based on current expenses as of     $354      $890     $1,650   $3,650
  November 15, 2002
--------------------------------------------------------------------------------
  Costs based on pro forma expenses*        $153      $890     $1,650   $3,650
--------------------------------------------------------------------------------

* This Example assumes that Total Annual Fund Operating Expenses will not exceed the Net Expense amount indicated in the Annual Fund Operating Expense table shown above until April 30, 2004, and thereafter will equal the amount indicated as the Fund's Total Fund Operating Expenses, before any fee waiver and/or reimbursement.

      The Plan also provides that the Adviser and the Distributor may make payments out of their own resources to Life Companies that provide administrative or distribution services. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred by the Distributor, which means that the Distributor might make a profit from these fees. The Distributor reserves the right to waive the fees payable under the Plan with respect to any Fund.

      The Plan provides that the Board of Trustees will be given, at least quarterly, a written report of all amounts expended pursuant to the Plan and the purposes for which such amounts were expended. The Plan also provides that it may not be amended to increase materially the distribution costs which each Fund may bear pursuant to the Plan without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940

Act) and that any material amendments to the Plan must be approved by the Trustees, including a majority of the Qualified Trustees, by a vote cast in person at a meeting called for that purpose.

      The Plan is terminable without penalty, at any time, by a vote of a majority of the Trustees, including a majority of the Qualified Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Has the Board of Trustees approved the Plan?

      Yes. The Board of Trustees of the Trust carefully considered and approved this proposal at its meeting on October 21 and 22, 2002. After full consideration and consultation with legal counsel, the Board, including a majority of the Qualified Trustees, concluded that the Plan is reasonably likely to benefit the Funds and their shareholders and recommended that it be submitted to shareholders for approval. The Board recommends that shareholders vote "for" Proposal 2.

      Factors Considered by the Board of Trustees

      The investment adviser and the Distributor proposed to the Board of Trustees that the Trust adopt the Plan, on behalf of each Fund, pursuant to Rule 12b-1 under the 1940 Act. The Distributor has acted as the Trust's distributor since the Trust's inception, under a contract with the Trust pursuant to which the Distributor currently does not receive compensation.

      In considering the Plan, the Board of Trustees took into account the benefits of making payments to the Distributor for its use in marketing, advertising and other distribution efforts to attract Variable Contract owners to the Funds. In addition, the investment adviser and the Distributor advised the Board of Trustees that the ability to make payments to Life Companies will permit these companies to be compensated for services they provide to their Variable Contract owners and for which they are not currently compensated. These services include assisting Variable Contract owners in considering and understanding their investment in the Funds.

      The Trustees believe that there is a reasonable likelihood that all of the activities for which payments could be made under the Plan are likely to stimulate additional sales of each Fund's shares and assist the Funds in increasing their present asset base in the face of competition from other products used to fund variable annuity contracts and variable life insurance policies. The Board concluded that without an effective and attractive distribution program which is adequately funded, the Funds could be adversely affected by making it increasingly difficult to attract new investors and to retain existing investors.

      The Board of Trustees also considered the reasons why it is important for each Fund to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that each Fund sustain a flow of new investment monies, primarily to offset the effects of redemptions. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements, and (3) permits a prompt restructuring of a Fund without the need to dispose of present holdings.

      The Trustees believe that the fee payable under the Plan is reasonable in view of distribution, administration and promotion services expected to be provided. In voting to approve the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund by helping to attract new Variable Contract owners to the Funds and encourages additional investments by existing Variable Contract owners in order to expand the size of the Funds and thereby achieve greater economies of scale. In this regard, the Trustees concluded that adoption of the Plan was necessary to enable each Fund to remain competitive with similar funds that seek to reach investors through advertising and marketing efforts and through offering financial incentives to Life Companies and financial intermediaries that direct investors to such funds and provide shareholder servicing and administrative services for the benefit of those investors who are shareholders of such funds. The Board also recognized that payments made pursuant to the Plan might be offset in part by economies of scale associated with any future growth of each Fund's assets.

      The Trustees further considered the impact of the Plan on each Fund's total operating expenses. They evaluated the Adviser's commitment to enter into an agreement to waive its management fees and to reimburse expenses to limit net operating expenses (excluding certain items) to no more than the current net operating expenses for the Funds. The Trustees concluded that until April 30, 2004 at the earliest, the addition of the Plan will not result in any increase in expenses to shareholders. In considering the Plan, the Trustees also took into account the possible benefits of the Plan to the Adviser, including increased advisory fees payable by the Funds if their assets increase and relief of the Adviser's voluntary undertaking to reimburse Fund expenses above certain levels.

      The Trustees believe that should the Plan not be approved, each Fund might not be able to attract and retain Life Companies and their Variable Contract owners and, as a result of the consequent erosion in each Fund's asset base, the Fund would be burdened with greater relative costs and possibly less investment flexibility than would be present in a larger fund. It was the belief of the Trustees that adoption of the Plan will enable each Fund to maintain and possibly enhance its performance and quality of its services for its Variable Contract owners.

Required vote

      Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the shareholders of any Fund do not approve this Proposal 2, the Board will take such further action as it may deem to be in the best interests of that Fund's shareholders.

                                  PROPOSAL 3
                                 OTHER MATTERS

      The Board of Trustees of the Trust does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.


PART 3:     MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

General information about proxy voting

      The Board of Trustees of the Trust is soliciting your proxy to vote on the matters described in this Proxy Statement. Shares of the Funds are held exclusively by Life Companies for the purpose of funding Variable Contracts. Each Life Company that holds shares of the Funds votes these shares in accordance with instructions received from the Variable Contract owners. The number of votes a Variable Contract owner may provide instructions for is stated in the authorizations and furnished with this Proxy Statement, and is equal to the contract or policy value invested in the Fund's shares on the Record Date, divided by the net asset value of one share of the Fund on that date. Shares for which no instructions have been given will be voted in the same proportion as shares for which instructions have been given. Instructions may be revoked by written notice to the Life Company.

      Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, November 15, 2002, may vote at the Special Meeting and only Variable Contract owners who had values allocated to any of the Funds on the Record Date will be entitled to provide instructions to their participating insurance company. As of the Record Date, each Fund of the Trust had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:


               ----------------------------------------------------------
               Fund                                 Shares Entitled to
                                                           Vote
               ----------------------------------------------------------
               Diversified Stock Fund
               ----------------------------------------------------------
               Investment Quality Bond Fund
               ----------------------------------------------------------
               Small Company Opportunity Fund
               ----------------------------------------------------------
               Total Trust Shares:
               ----------------------------------------------------------

      As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned none of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date.

--------------------------------------------------------------------------------
                                                           Percent Owned
       Victory Fund         Name and Address of Owner      Beneficially
--------------------------------------------------------------------------------
Diversified Stock -         Nationwide Ins Company                %
Class A                     PO Box 182029
                            Columbus, OH  43218
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           Percent Owned
       Victory Fund         Name and Address of Owner      Beneficially
--------------------------------------------------------------------------------
Investment Quality Bond     Nationwide Ins Company
Fund - Class A              PO Box 182029                         %
                            Columbus, OH  43218
--------------------------------------------------------------------------------
Small Company Opportunity   Nationwide Ins Company                %
Fund - Class A              PO Box 182029
                            Columbus, OH  43218
--------------------------------------------------------------------------------

      In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, the Funds' investment adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust may employ Shareholder Communications Corporation to solicit proxies, for which it could pay proxy solicitation fees of approximately $5,000.

      This proxy solicitation is made by and on behalf of the Board of Trustees of the Trust. The Trust will pay the costs of proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials. However, because expenses of each Fund currently exceed limitations assumed by the Adviser, the cost of this solicitation will be borne by the Adviser. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals.

      One-third of the outstanding shares of the Trust must be present at the Special Meeting in person or by proxy in order for the Trust to conduct business at the meeting. For Proposal 2, which is considered by each Fund separately (each Fund has only one class of shares), one-third of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum as to that proposal. If a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of Proposal 2.

Voting information and discretion of the persons named as proxies

      While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

      At the time any session of the Special Meeting is called to order, if a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In such event, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of proposals for the next shareholder meeting

      Under the Trust's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


PART 4:     TRUST INFORMATION

      The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated February 11, 1998, as amended October 15, 1998. The Trust is an open-end management investment company consisting of three Funds. All of the Funds have diversified portfolios.

      Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. The Board of Trustees can divide each Fund into classes of shares. Currently each Fund has only one class of shares, Class A.


Board of Trustees

      Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently 10 Trustees, eight of whom are Independent Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees is set forth in Proposal 1, at pages 4 to 6 of this Proxy Statement.

Officers

      The officers of the Trust, their ages, the length of time served and principal occupations during the past five years, are as follows:

                       Position(s) Length of
                       with the      Time     Principal Occupation During Past 5
    Name and Age         Trust      Served                 Years
    -----------        ---------- ----------  ---------------------------------

 Roger Noall, 67       Chair      Since       See biographical information under
                                  February    "Board of Trustees" above.
                                  20, 1998.

 Kathleen  A.  Dennis, President  Since May   Senior Managing Director,  Victory
 49                               21, 2002.   Capital       Management     Inc.;
                                              President, The Victory Portfolios.

 Lisa Hurley, 46       Vice       Since       Since  May   1998,   Senior   Vice
                       President  February    President and  General  Counsel of
                                  23, 2000.   BISYS   Fund  Services;    General
                                              Counsel     of   Moore     Capital
                                              Management,  Inc. from May 1996 to
                                              May 1998.

 Irimga McKay, 41      Vice       Since       Since March   1995,   Senior  Vice
                       President  December    President, BISYS Fund Services.
                                  12, 2000.

 Richard M.            Assistant  Since       Since   March    1999,    Managing
 Wachterman, 55        Vice       August 7,   Director,     Victory      Capital
                       President  2002.       Management Inc.;  prior  to  March
                                              1999,  Senior Vice  President  and
                                              General Counsel, Gradison Division
                                              of McDonald Investments Inc.

 Darin Dugenske, 36*   Secretary  Since       Since  March   2000,   Director of
                                  September   Client   Services  for  BISYS Fund
                                  1, 2000.    Services; from April 1999 to March
                                              2000,  Regional Vice  President of
                                              BISYS  Brokerage Services,   Inc.;
                                              from  1995  to 1999,  employee  of
                                              First Investment Center, a program
                                              of Financial Management  Group,  a
                                              Division of First Hawaiian Bank.

 Jay G. Baris, 48      Assistant  Since       Partner, Kramer  Levin  Naftalis &
                       Secretary  February    Frankel LLP (law firm).
                                  20, 1998.

 Alaina Metz, 34       Assistant  Since       Since    June     1995,      Chief
                       Secretary  February    Administrative  Officer  of  BISYS
                                  20, 1998.   Fund   Services;   Supervisor   of
                                              Alliance  Capital  Management  for
                                              more  than  five years   prior  to
                                              joining BISYS.

 Joel B. Engle, 36     Treasurer  Since       Since   September    1998,    Vice
                                  January     President of  BISYS;   from  March
                                  1, 1999.    1995  to  September   1998,   Vice
                                              President, Northern Trust Company.

                       Position(s) Length of
                       with the      Time     Principal Occupation During Past 5
    Name and Age         Trust      Served                 Years
    -----------        ---------- ----------  ---------------------------------

 Gary Tenkman, 31      Assistant  Since       Since April 1998,  Vice  President
                       Treasurer  January     of  Financial  Services  of  BISYS
                                  1, 1999.    Fund  Services; Audit  Manager for
                                              Ernst  &   Young    LLP   (public
                                              accouning   firm ) for  more  than
                                              five years prior to joining BISYS.

 William J. Tomko, 43  Assistant  Since       Group President,  BISYS Investment
                       Treasurer  February    Services; employee  of BISYS  Fund
                                  23, 2000.   Services since 1986.

* Mr. Dugenske has resigned as an officer of the Trust effective December 3, 2002. On that date, the Board of Trustees will be asked to consider the appointment of Cindy L. Lyndsey, 44 years old, as Secretary of the Trust. Ms. Lyndsey has been Director of Client Services for BISYS Fund Services since October 2002. From November 1997 to October 2002, she was Director of Securities Lending for BISYS Fund Services.

      The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

      The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

Investment Adviser and Sub-Administrator

      Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114, serves as Investment Adviser and sub-administrator of the Funds.


Administrator and Distributor

        BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Administrator of the Funds. BISYS Fund Services, Limited Partnership, serves as the Distributor of the Funds' shares.

PART 5:     FORM OF RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

      Attached as Exhibit A is the Form of Rule 12b-1 Distribution and Service Plan referred to in Proposal 2.

EXHIBIT A

                     THE VICTORY VARIABLE INSURANCE FUNDS

                        DISTRIBUTION AND SERVICE PLAN
                                CLASS A SHARES

      This Distribution and Service Plan (the "Plan") is adopted as of ____________, 200_, in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by The Victory Variable Insurance Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), on behalf of the Class A shares, a class of shares of its Funds (individually, a "Fund," and collectively, the "Funds") as set forth in Schedule I, as amended from time to time, subject to the following terms and conditions:

      Section 1. Annual Fees.

      Distribution Fee. Each Fund will pay to the distributor of its shares, BISYS Fund Services Ohio, Inc. (the "Distributor"), a distribution and service fee under the Plan at the annual rates set forth on Schedule I (the "Distribution Fee").

      Adjustment to Fees. Class A shares of any Fund may pay a Distribution Fee to the Distributor at a lesser rate than the fees specified in Section 1 hereof as agreed upon by the Board of Trustees and the Distributor and approved in the manner specified in Section 3 of this Plan.

      Payment of Fees. The Distribution Fees will be calculated daily and paid monthly by each Fund with respect to the Class A shares at the annual rates indicated in Schedule I hereof.

      Section 2. Expenses Covered by the Plan.

      Distribution Fees may be used by the Distributor:

               (a) to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a "Life Company") for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as "Variable Contracts") or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Funds and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to:

                    (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund;

                    (ii) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts;

                    (iii)paying   costs   incurred   in    conjunction    with
                         advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares;


                                     A-1-

                    (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners;

                    (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations;

                    (vi) training  sales   personnel  of  Life  Companies  and
                         financial intermediaries regarding the Fund; and

                    (vii)financing   any   other   activity   that  the  Board
                         determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares; and

               (b) for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as, office space and equipment and telephone facilities.

      The amount of the Distribution Fees payable by any Fund under Section 1 hereof is considered compensation and is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate a Fund to reimburse the Distributor for such expenses. The Distribution Fees described in Section 1 hereof will be paid by a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to a Fund or Class thereof, any distribution or service expenses incurred by the Distributor on behalf of a Fund in excess of payments of the Distribution Fees specified in Section 1 hereof that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of a Fund. In no case shall any Fund or Class make any payments under the Plan that exceed the maximum amounts payable under applicable Conduct Rules of the National Association of Securities Dealers, Inc.

      Section 3. Indirect Expenses.

      While each Fund is authorized to make payments under this Plan to the Fund's Distributor for expenses described above, it is expressly recognized that each Fund currently pays, and will continue to pay, an investment advisory fee to its Investment Adviser and an administration fee to the Administrator. To the extent that any payments made by any Fund to the Investment Adviser or Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

      In  addition,  to the extent that any  payments  made by the  Investment
Adviser, Administrator, or Distributor out of its own profits should be deemed indirect financing of any activity primarily intended to result in the past sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

      Section 4. Approval of Trustees.

      Neither the Plan nor any related agreements will take effect until approved by a majority of both (a) the full Board of Trustees of the Trust and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

      Section 5. Continuance of the Plan.

      The Plan will continue in effect for one year after the date set forth above, and thereafter for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust and by a majority of the Qualified Trustees.

      Section 6. Agreements.

      Any agreement with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, on not more than sixty days' notice to any other party to the agreement, and (b) that such agreement shall terminate automatically in the event of its assignment.

      Section 7. Termination.

      The Plan may be terminated at any time with respect to a Fund, by the Trust without payment of any penalty, (i) by the vote of a majority of the outstanding voting securities of the Class A shares of that Fund or (ii) by a vote of the Qualified Trustees. The Plan may remain in effect with respect to a Fund even if the Plan has been terminated in accordance with this
Section 7 with respect to any other Fund.

      Section 8. Amendments.

      The Plan may not be amended with respect to any Fund so as to increase materially the amounts of the fees paid for distribution related services and expenses, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of the Class A Shares of that Fund. No material amendment to the Plan may be made unless approved by the Trust's Board of Trustees in the manner described in Section 4 above.

      Section 9. Selection of Certain Trustees.

      While the Plan is in effect: (i) the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust; and (ii) any person who acts as legal counsel for the Trustees who are not interested persons of the Trust will be an independent legal counsel

      Section 10. Written Reports.

      In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

      Section 11. Preservation of Materials.

      The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

      Section 12. Meanings of Certain Terms.

      As used in the Plan, the terms "assignment," "interested person," "independent legal counsel" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

                                  SCHEDULE I
                                      TO
                         DISTRIBUTION AND SERVICE PLAN
                                      FOR
            CLASS A SHARES OF THE VICTORY VARIABLE INSURANCE FUNDS

                          DATED ___________ __, 200_



This Plan shall be adopted with respect to Class A Shares of the following series of The Victory Variable Insurance Funds:

      Fund                                        Rate*
      ----                                        -----
      1. Diversified Stock Fund                   0.25%
      2. Investment Quality Bond Fund             0.25%
      3. Small Company Opportunity Fund           0.25%

* Expressed as a percentage per annum of the average daily net assets of each Fund attributed to its Class A Share.

                       VICTORY VARIABLE INSURANCE FUNDS

                           XXXXXXXXXX FUND - CLASS A

                        SPECIAL MEETING OF SHAREHOLDERS
                   SCHEDULED TO BE HELD ON DECEMBER 20, 2002

                                  PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Variable Insurance Funds, on behalf of XXXXXXXX Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, OH 43219-3035 on
December 20, 2002 at 8:30 a.m., Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below.

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

                      KEEP THIS PORTION FOR YOUR RECORDS
_______________________________________________________________________________

   DETACH AND RETURN THIS PORTION ONLY. THIS PROXY CARD IS VALID ONLY WHEN
                              SIGNED AND DATED.

XXXXXXXXXX FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Variable Insurance Funds, the nominees are:

      01) Nigel D. T. Andrews, 02) Frankie D. Hughes, 03) Lyn Hutton, 04) Eugene J. McDonald, 05) Dr. Thomas F. Morrissey, 06) Roger Noall, 07) Karen F. Shepherd, 08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh A. Wilson.

      FOR   WITHHOLD    FOR ALL
      ALL      ALL      EXCEPT
       |_|      |_|      |_|

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
_______________________________

Vote on Proposals

2. To approve a Rule 12b-1 Distribution and Service Plan for the Victory Variable Insurance Funds on behalf of the Fund.

      FOR   AGAINST     ABSTAIN
        |_|    |_|       |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

X________________________________________________________
Signature (Please sign within the space provided)   (Date)

X________________________________________________________
Signature (joint owner)                            (Date)